Exhibit 10.1

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “****”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Confidential

AMENDED AND RESTATED

MATERIAL TRANSFER, OPTION AND RESEARCH LICENSE AGREEMENT

between

OPIANT PHARMACEUTICALS, INC.

and

AEGIS THERAPEUTICS, LLC

Execution Date                      April 26, 2016

Original Effective Date         December 1, 2014

**** = REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS “****”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MATERIAL TRANSFER, OPTION AND RESEARCH LICENSE AGREEMENT

This Amended and Restated Material Transfer, Option and Research License Agreement (the “Agreement”) as executed on April 26, 2016 and effective as of December 1st, 2014 (the “Effective Date”), is entered into between Aegis Therapeutics, LLC (“Aegis”), having a place of business at 11770 Bernardo Plaza Court, Suite 353, San Diego, CA 92128, and Opiant Pharmaceuticals, Inc. (f/k/a Lightlake Therapeutics Inc.) (“Opiant”), having a place of business at 401 Wilshire Blvd., 12th Floor, Santa Monica, CA 90401.

WHEREAS, the Parties entered into a Material Transfer, Option and Research License Agreement effective as of December 1, 2014 as amended on December 16, 2014 and May 19, 2015 (the “Original Agreement”); and

WHEREAS, the Parties wish to amend and restate in its entirety the Original Agreement as set forth herein as of October 27, 2015 (the “Amendment Date”).

NOW THEREFORE, for this and other valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

Recitals

WHEREAS, Aegis is the owner of certain Technology; and

WHEREAS, Opiant has requested that Aegis transfer and Aegis wishes to transfer to Opiant the Technology for the purpose of enabling Opiant to conduct a feasibility study of the Compound and, potentially, the Additional Compounds, used with the Technology.

Now, therefore, in consideration of the mutual benefits in furthering the interests of the parties, it is hereby agreed as follows:

A.	DEFINITIONS

“Additional Compounds” mean naltrexone and nalmephene/ nalmefene.

“Compound” means naloxone or Additional Compounds and any metabolite, salt, ester, hydrate, anhydride, solvate, isomer, enantiomer, free acid form, free base form, crystalline form, co-crystalline form, complexes, amorphous form, pro-drug (including ester pro-drug) form, racemate, polymorph, chelate, isomer, tautomer, or optically active form of the foregoing.

“Field” means treatment, diagnosis, prediction, detection or prevention of any disease, disorder, state, condition or malady in humans.

“Intellectual Property” means all discoveries, inventions, improvements, developments, procedures, processes, formulations, know-how, trade secrets, formulae, trademarks, service marks, trade dress, designs, logos, packaging, proprietary information, technical information, techniques, works of authorship, drawings, models, manuals and systems, whether or not patentable or copyrightable or otherwise registerable, and all rights and applications or registrations derived or derivable therefrom.

“****” means ****.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS “****”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Representatives” means, for a party, its directors, officers, employees, advisors or agents.

“Study” means (a) the feasibility study to be performed by Opiant as described in Attachment A and (b) the ****.

“Technology” means all drug delivery and stabilization technologies and associated Intellectual Property owned or controlled by Aegis, including without limitation (a) Aegis’ drug delivery technology known as Intravail® delivery enhancement agents (alkylsaccharide surfactants and formulations thereof as described in US Patent No. 5,661,130) and ProTek® stabilization technologies (alkylsaccharide surfactants and formulations thereof as described in US Patent 8,226,949 and US Patent Application numbers 11/474,055, 11/937,966, 12/050,038 and US06/024577); (b) any substances or formulations, which constitute an unmodified form or functional sub-unit of the technology set forth in sub-clause (a) above, for example but not by way of limitation, formulations at concentrations not specifically disclosed in US Patent No. 5,661,130 or mixtures of different alkylglycosides; or (c) any substances or formulations which constitute a modified form of the technology set forth in sub-clause (a) above but still contains/incorporates alkylglycosides having chemical compositions or concentrations that may differ from those disclosed in US Patent No. 5,661,130 and 8,226,949 or US Patent Application numbers 11/474,055, 11/937,966, 12/050,038 and US06/024577 or which may be used individually or in combination, or in combination with other materials not specified in US Patent No. 5,661,130 and 8,226,949 or US Patent Application numbers 11/474,055, 11/937,966, 12/050,038 and US06/024577.

B.	GENERAL TERMS, TECHNOLOGY TRANSFER and RESEARCH LICENSE

B.1	In partial consideration for Aegis entering into this Agreement, Opiant has paid Aegis a one-time upfront, noncreditable fee of $150,000 (the “Study Fee”). Opiant may elect to pay up to 50% of the Study Fee, or Extension Fee, by issuing to Aegis shares of Opiant’s common stock subject to the following:

a.	There must be a public market for Opiant's shares and Opiant must be current with all statutory filings

b.	The shares shall be issued pursuant to Rule 144 of the Securities Act of 1933;

c.	The number of shares to be issued shall be calculated to 75% of the average closing price for the previous 20 trading days;

d.	After the statutory holding period has been satisfied, Opiant’s legal counsel shall provide a legal opinion so that the shares can be sold in accordance with Rule 144 of the Securities Act of 1933.

All cash payments shall be wired to the following Aegis bank account within 15 days of execution of this Agreement:

Bank Name:	****
Account Name:	Aegis Therapeutics, LLC
Routing Number:	****
Account Number:	****

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS “****”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

B.2	In partial consideration for the fee specified in Section B.1 above, Aegis agrees to:

a.	provide Intravail® and/or ProTek® excipients (individually and collectively “Aegis Material”) to Opiant to conduct the Study on the Compound and Additional Compounds in accordance with Attachment A;

b.	provide Opiant with technical support in accordance with Attachment A in connection with the Study on the Compound and Additional Compounds; and

c.	perform the other activities delegated to it in Attachment A.

B.3	In partial consideration for the fee specified in Section B.1 above:

a.	Aegis hereby grants to Opiant an exclusive royalty-free research license to the Technology for a period beginning on the Effective Date and ending August 17, 2015 (the “Compound Research Period”) for the sole purpose of (i) conducting the Study with the Compound and such other activities as described herein and (ii) evaluating Opiant’s interest in licensing the Technology in the Field for the Compound (the “Compound Purpose”). The Technology may not be used in clinical trials involving human subjects without the written permission of Aegis. During the Compound Research Term, Opiant may provide the Technology to contract research or service organizations to perform the Studies or activities contemplated in Attachment A, provided that such organizations have confidentiality obligations at least as protective as those set forth in this Agreement. As of the date hereof, Opiant has extended the Compound Research Period through making a first extension non-refundable payment of $150,000 (the “First Extension Fee”) prior to October 13, 2015, and through exercising a second extension of the Contract Research Period through December 31, 2016 (the “Second Extension”) through making another non-refundable payment of $150,000 (the “Second Extension Fee”) prior to February 13, 2016. Opiant may elect to pay up to 50% of both Study Fee extensions by issuing to Aegis shares of Opiant’s common stock subject to the provisions of Section B.1 of this Agreement with the measurement date for determining the number of shares to be issued set as August 17, 2015 for the First Extension. In the event that Opiant exercises the Opiant Option prior to the Second Extension, then First Extension Fee shall be fully creditable against the Upfront License Fee provided that the definitive License Agreement has been executed during the 120 day period following exercise of the Opiant Option. In the event that Opiant exercises the Opiant Option subsequent to the Second Extension, then only the Second Extension Fee shall be fully creditable against the Upfront License Fee provided that the definitive License Agreement has been executed during the 120 day period following exercise of the Opiant Option.

b.	During the Term of this Agreement Aegis hereby grants to Opiant a right of first refusal and option to add any, or all, of the compounds included under Additional Compounds to the Agreement (the “Additional Compound Option”). Except as permitted by this section, Aegis shall not sell, license, offer for sale, offer for license or agree to sell or license any Aegis Technology relating to the Additional Compound to any third party during the Term of this Agreement. The following sets forth the procedure whereby Opiant may exercise the Additional Compound Option.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS “****”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

i.	In the event that Aegis is approached by a third party interested in licensing the Additional Compound(s), Aegis shall provide a written notice to Opiant specifying the specific compound(s) (the “Aegis Notice”).

ii.	Opiant shall as soon as possible, but in no event longer than twenty (20) business days of receipt of the Aegis Notice, provide a written notice to Aegis whether Opiant intends to exercise the Additional Compound Option. In the event that Opiant does not does exercise the Additional Compound Option or fails to deliver to Aegis its intent to exercise such option within the twenty (20) business day period, then Aegis shall be free to grant such licenses to any other third party covering such Additional Compound(s) and such compound(s) shall be removed for the definition of Additional Compound.

iii.	In the event Opiant exercises the Additional Compound Option, then Opiant must pursue Commercially Reasonable Efforts within sixty (60) business days to pursue development of such Additional Compound(s) as contemplated in Attachment A. “Commercially Reasonable Efforts” shall mean that level of effort that a biotechnology or pharmaceutical company of comparable size and capabilities would normally apply in the United States and the EU, as applicable, in pursuing the development of a pharmaceutical product with a similar efficacy and safety profile to the Product (taking into account at all times the relevant patent, medical/scientific, technical, regulatory, development cost, market potential, or commercial profile of same), subject to intervening Regulatory Authority actions or requests, new legislation, any breach of the Aegis’ obligations under this Agreement or any other third-party action not within the reasonable control of Opiant.

iv.	Without limiting the foregoing right of first refusal, Opiant may in its sole discretion elect to affirmatively exercise the Additional Compound Option with respect to any available Additional Compound at any time by written notice to Aegis.

c.	Aegis hereby grants Opiant the right and license to use, and to grant **** the right and license to use, the Technology in a ****, provided that:

i. ****; and

ii. ****.

B.4	In consideration of Aegis providing the Technology to Opiant under the terms described under B.2 above, Opiant shall provide copies of the test results from the Study to Aegis in accordance with Attachment A. Such results shall be deemed Opiant Confidential Information and Opiant hereby grants to Aegis a co-exclusive license with Opiant, to use such data for the purposes of this Agreement. Notwithstanding the foregoing, nothing in this Agreement requires Opiant to complete the Study.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS “****”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

B.5	Notwithstanding Section B.4 or any other provision in this Agreement, the grant of rights and licenses to Aegis and disclosure of information resulting from the **** shall be subject to the terms set forth in the agreement by and between Opiant and ****, as set forth in Attachment B.

C.	NON-DISCLOSURE RESTRICTIONS

C.1	All non-public information belonging to Aegis or Opiant disclosed during the course of the Study or arising out of the Study will be deemed Confidential Information subject to the Mutual Confidentiality Agreement dated November 13, 2013 between Aegis and Opiant (the “NDA”); provided however, that (a) in addition to the right to use the Confidential Information as permitted under the NDA, the party receiving the Confidential Information shall have the right to use same for the purposes of performing its obligations under this Agreement, and (b) the term of the NDA therein shall be deemed amended and extended to coincide with the term of this Agreement (Section F.1, Term and Termination) plus ten (10) years.

C.2	For greater clarity, Opiant and Aegis Confidential Information shall include information, trade secret, know how, formulations, methods and results generated in its conduct of the Study The existence of, and the terms and conditions of, this Agreement are Confidential Information of both parties.

C.3	Either Party shall be free to disclose, without the other Party’s prior written consent, any information that was publicly disclosed on or prior to the Amendment Date, including without the requirement to seek a confidential treatment request of any such information. To the extent practicable, the disclosing Party shall be given advance notice of any legally required disclosure of Confidential Information by the other Party, and the disclosing Party shall provide any comments on the proposed disclosure within five (5) business days. To the extent that either Party determines that it or the other Party is required to file or register this Amendment or information arising from the Agreement, including this Amendment, or a notification thereof to comply with the requirements of an applicable stock exchange or NASDAQ regulation or any governmental authority, including without limitation the U.S. Securities and Exchange Commission, the Competition Directorate of the Commission of the European Communities or the U.S. Federal Trade Commission, such Party shall promptly inform the other Party thereof. Prior to making any such filing, registration or notification, the Parties shall agree on the provisions of this Amendment or the Agreement for which the Parties shall seek confidential treatment, which provisions shall be reasonable and in accordance with information that such agency would reasonably agree to redact under a confidential treatment request, provided that a confidential treatment request will not be required for information previously disclosed. The Parties shall cooperate, each at its own expense, in such filing, registration or notification, including without limitation such confidential treatment request, and shall execute all documents reasonably required in connection therewith. Notwithstanding the foregoing, in the event that the disclosing Party does not provide comments within the five (5) business day period from notification by the other Party, then the other Party shall be free to publicly disclose such Confidential Information in accordance with the terms herewith.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS “****”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

C.4	The Parties agree that neither they, nor any of their agents or attorneys, shall disclose, divulge or furnish to any person or entity Confidential Information of the other party, except to the extent required by law or rules applicable to public financial filings as set forth in Section C.3; provided, however, that the Parties may disclose, if necessary, information to their accountants, attorneys, bankers, financial advisors, actual or potential investors, actual or potential collaborators or business partners, and/or business consultants (collectively “Permitted Recipients”), provided, however, that any such Permitted Recipient shall also agree in writing to, and shall keep such information confidential.

C.5	Nothing contained herein shall prohibit the Parties from making known the terms and conditions of the Agreement or this Amendment if the production of same is required by a subpoena issued by a lawfully constituted judicial body having jurisdiction over the Party; however, the Party receiving any such subpoena agrees to provide prompt written notice to the other Parties prior to producing the subpoenaed information to afford the other Parties the opportunity to move to quash the subpoena.

D.	INTELLECTUAL PROPERTY, LIMITED PERMITTED USE, OPTION

D.1	Intellectual Property Related To Compound and Additional Compounds

D.1.a.	As between Aegis and Opiant, the Compound and Additional Compounds, and any Intellectual Property related thereto, is the property of Opiant and:

i.	Aegis shall not (and shall not attempt or purport to) file or prosecute in any country any patent application which claims or uses or purports to claim or use solely the Compound or Additional Compounds, or any information or other materials directly or indirectly derived therefrom, without the prior express written consent of Opiant;

ii.	if the Study results in an invention related solely to Compound, regardless of whether it may be commercially useful, Aegis agrees to promptly disclose such invention to Opiant. Inventorship of any such invention shall be determined in accordance with the U.S. Patent Law. Aegis shall promptly supply Opiant with a copy of the disclosure for Opiant evaluation purposes. Opiant shall have the sole right to determine what, if any, patent applications should be filed.

D.1.b.	This Agreement shall not be construed to grant any license or other rights to Aegis in any Intellectual Property or Confidential Information of Opiant. No rights are provided to Aegis under any patents, patent applications, trade secrets or other proprietary rights of Opiant. In particular, no rights are provided to use the Compound and any patents or intellectual property of any kind to Opiant for profit-making, commercial or research purposes, including but not limited to sale of the Compound, use in manufacturing, provision of a service to a third party in exchange for consideration, or use in research or consulting by a commercial or not for-profit entity.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS “****”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

D.2	Intellectual Property Related To Technology

D.2.a.	As between Aegis and Opiant, the Technology is the property of Aegis and, unless otherwise agreed to in writing by Aegis, is to be used by Opiant only as authorized under this Agreement. Opiant shall use the Technology, and any information and other materials directly or indirectly derived therefrom, solely for the Purpose, and they shall not be used for any other purpose whatsoever. Opiant shall not (and shall not attempt or purport to) file or prosecute in any country any patent application which claims or uses or purports to claim or use the Technology, or any information or other materials directly or indirectly derived therefrom, without the prior express written consent of Aegis.

D.2.b.	Except for contract research or service organizations performing work under the direction of Opiant, provided such work is conducted under a confidentiality agreement with the terms and conditions consistent with those described under Section C of this Agreement, Opiant shall not transfer the Technology to anyone who does not work under its direct supervision without the prior written consent of Aegis, which shall not be unreasonably withheld.

D.2.c.	Except for the Opiant Option under Section D.4, (i) this Agreement shall not be construed to grant any license or other rights to Opiant in any Intellectual Property or Confidential Information of Aegis other than the license set forth above, (ii) no other rights are provided to Opiant under any patents, patent applications, trade secrets or other proprietary rights of Aegis, and (iii) in particular, no rights are provided, other than the right to use same for the sole Purpose set forth above, to use the Technology and any related patents or intellectual property of any kind of Aegis for profit-making, commercial or research purposes, including but not limited to sale of the Technology, use in manufacturing, provision of a service to a third party in exchange for consideration, or use in research or consulting by a commercial or not for-profit entity.

D.2.d.	If the Study results in an invention related solely to Technology, regardless of whether it may be commercially useful, Opiant agrees to promptly disclose such invention to Aegis. Inventorship of any such invention shall be determined in accordance with the U.S. Patent Law. Opiant shall promptly supply Aegis with a copy of the disclosure for Aegis’ evaluation purposes. Aegis shall have the right to determine what, if any, patent applications should be filed. Aegis also retains full ownership of the Technology as defined above and sole licensing rights.

D.2.e.	The provision of the Technology to Opiant shall not alter any preexisting right of Aegis in the Technology.

D.2.f.	Opiant shall use the Technology in compliance with all applicable statutes and regulations including, for example, those relating to research involving the use of animals.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS “****”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

D.2.g.	Notwithstanding the preceding limitations on Opiant’s use and ownership of the Technology, nothing in this Agreement shall be construed as limiting Opiant’s right to own and use technology related to delivery of the Compound that is developed independently by Opiant and without reliance on any Aegis Technology.

D.3	Intellectual Property Created Under this Agreement

D.3.a.	In the event that an invention arises from the conduct of the Study hereunder, that embodies the Compound and Technology, including without limitation any invention relating to the use of Technology for administering or stabilizing the Compound (the “Joint Invention”), regardless of whether it may be commercially useful, Opiant agrees to promptly disclose such invention to Aegis. Inventorship of any such Joint Invention shall be determined in accordance with the U.S. Patent Law. Ownership of any such Joint Invention shall be deemed to be solely that of Aegis.

D.3.b.	In the event that the Joint Inventions have applications for compounds other than the Compound (“Dual Inventions”), regardless of whether it may be commercially useful, Aegis shall have the sole right to determine what, if any, patent applications should be filed. Inventorship for Dual Inventions shall be determined in accordance with the patent laws of the United States (Title 35, United States Code). Aegis retains full ownership of the Dual Invention as defined above and sole licensing rights.

D.4	License Option

D.4.a.	Aegis hereby grants to Opiant an exclusive option (the “Opiant Option”), to obtain an exclusive (even as to Aegis), worldwide, royalty-bearing license (with the right to grant sublicenses through multiple tiers) under Aegis’s interests in the Technology and any Joint Invention (including under any resulting patents) (the “Subject Invention”) to the Technology to research, develop, make, have made, use, sell, offer for sale, and import products containing the Compound or an Additional Compound in the Field (the “License Agreement”). Opiant may exercise such Opiant Option with respect to the Compounds by written notice to Aegis within 90 days of the completion of the Study for the Compounds. Opiant may also separately exercise such Opiant Option with respect to the Additional Compounds by written notice to Aegis within 90 days the completion of the Study for the Additional Compounds. The License Agreement shall include terms and conditions to be negotiated in good faith by the Parties and shall supersede any restrictions on use of the Technology contained in this Agreement. The parties shall use commercially reasonable efforts and shall work in good faith to negotiate and execute the definitive License Agreement during the 120 day periods following exercise of the Opiant Option with respect to the Compound and the Additional Compounds (the “Negotiation Periods”). Such Negotiation Periods may be extended by mutual agreement of the Parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS “****”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

D.4.b.	If such option or license is not concluded within the Negotiation Period, except as set forth below, neither party will have any further obligations to the other with respect to such Subject Invention. In the event that the parties are unable to finalize the License Agreement despite good faith negotiations in accordance with Section D.4.a during the Term, then Aegis shall be free to offer exclusive or non-exclusive licenses to the Joint Invention provided that for a period of twelve (12) months after the termination of the negotiations, Aegis shall not offer such a license to any third party under financial terms materially different from those offered to Opiant without first offering those same terms to Opiant.

E.	WARRANTIES

E.1.a	Each party represents and warrants to the other party that such party (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; and (iii) has obtained all necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by such party in connection with this Agreement. Each party represents that this Agreement does not conflict with any other right or obligation provided under any other agreement or obligation that such party has with any third party.

E.1.b	Any Technology, Compound or Additional Compound delivered pursuant to this Agreement is understood to be experimental in nature and may have hazardous properties. EXCEPT AS SET FORTH IN SECTION E.1.a, NEITHER AEGIS NOR Opiant MAKES ANY REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

F.	TERM AND TERMINATION

F.1	This Agreement will begin on the Effective Date and terminate on the earliest of the following dates: (a) expiration of the Opiant Negotiation Periods, or (b) on 30 days written notice by Opiant (the “Term”).

F.2	If a party has materially breached any of its obligations hereunder, and such material breach shall continue for 30 days after written notice of such breach was provided to the breaching party by the nonbreaching party, the nonbreaching party shall have the right at its option to terminate this Agreement effective at the end of such 30 day period.

F.3	On termination of this Agreement, Opiant will discontinue its use of the Technology as defined in this Agreement and will, upon direction of Aegis, return or destroy any remaining Technology.

F.4	The rights and obligations of the parties, which by intent or meaning have validity beyond termination (including, but not limited to, rights with respect to intellectual property, confidentiality, exclusivity, indemnification and liability limitations) shall survive the termination of this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS “****”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

G.	MISCELLANEOUS.

G.1	In consideration of the covenants, promises and agreements set forth in this Amendment, Aegis for itself and for each of its respective past, present and future Aegis affiliate or subsidiary, predecessors, successors, assigns, directors, officers, employees, contractors, and agents (each, an “Aegis Releasing Party”) hereby fully releases, acquits, and forever discharges Opiant and each of its respective past, present, and future parents, subsidiaries, affiliates, predecessors, successors, assigns, directors, officers, employees, contractors and agents (each, a “Opiant Released Party”) from any and all claims or liability in connection with the disclosure of information, including Aegis Confidential Information, by Opiant as of the Amendment Date, including any and all actions, causes of action, claims, suits, debts, dues, losses, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, injuries, judgments, executions, demands, costs (including, without limitation, the cost of investigation, the cost of litigation and attorney’s fees), obligations and/or liabilities of any kind whatsoever, direct or consequential, whether in law or equity, whether arising out of tort or agreement, or imposed by statute, regulation, ordinance, common law, or otherwise, whether or not now known or anticipated, unanticipated, suspected, or claimed, whether fixed or contingent, whether or not yet accrued, and whether or not damage has yet resulted from such, that any Aegis Releasing Party ever had, now has, or hereafter can, shall, or may have against any Opiant Released Party for, based upon, or by reason of any act, omission, matter, thing, or event occurring on or before the Effective Date that relates in any way to the disclosure of information by a Opiant Released Party. Explicitly excepted from the releases of this Section are claims of Aegis arising out of the performance or breach of the Agreement after the Amendment Date by Opiant. In consideration of the foregoing, Opiant agrees to issue to Aegis as of the Amendment Date 50,000 shares of common stock of Opiant, which shares shall be issued in accordance with the terms of Section B.1 of the Agreement.

G.2	Neither party may assign or otherwise transfer this Agreement, whether voluntarily, by operation of law or otherwise, without the prior written consent of the other party; provided, however, that a party may, without such consent, assign this Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its business to which this Agreement relates, or in the event of its merger or consolidation or change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment or transfer of this Agreement in violation of this section shall be void.

G.3	This Agreement represents the entire agreement between the parties regarding the subject matter hereof and, with the exception of the NDA, shall supersede all previous communications, representations, understandings and agreements, whether oral or written, by or between the parties with respect to the subject matter hereof.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS “****”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

G.4	No change, modification, extension, termination or waiver of this Agreement, or any of the provisions herein contained, shall be valid unless made in writing and signed by duly authorized representatives of the parties.

G.5	Opiant use of Technology shall be at its own risk. Opiant shall hold harmless and indemnify Aegis against any and all losses, liabilities, damages and expenses (including reasonable attorneys’ fees and costs) of every kind to the extent resulting from claims or demands brought by third parties (“Claims”) against Aegis arising from the use by Opiant of the Technology, except to the extent due to the negligence, gross negligence, bad faith or intentional or willful misconduct by Aegis or its Representatives.

G.6	Aegis agrees to defend, indemnify and hold harmless Opiant and its Representatives from and against any and Claims arising out of or resulting from (a) the negligence, gross negligence, bad faith or intentional or willful misconduct of Aegis or Representatives, (b) breach of any of Aegis’ representations, warranties, covenants or agreements contained herein, and (c) the actual or alleged infringement, misappropriation or violation of a third party’s Intellectual Property by Opiant’s use, practice or other exploitation of the Technology.

G.7	NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY IN ANY MANNER, UNDER ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT (INCLUDING WITHOUT LIMITATION NEGLIGENCE), INDEMNITY, BREACH OF WARRANTY OR OTHER THEORY, FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, PUNITIVE, STATUTORY OR SPECIAL DAMAGES, INCLUDING LOST PROFITS AND LOSS OF DATA, REGARDLESS OF WHETHER SUCH PARTY WAS ADVISED OF OR WAS AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

G.8	This Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A., without regard to the conflicts of law principles thereof.

G.9	The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. In the event that individual provisions of this Agreement become wholly or partially invalid as evidenced by a ruling of a court of competent jurisdiction, the effectiveness of the remaining provisions shall not be affected, to the extent severable. The parties undertake in good faith to replace an invalid provision by a valid one which most closely corresponds with the economic intention of the invalid provision.

G.10	Nothing in this Agreement shall operate to or be construed or interpreted as to render the parties as other than independent contractors, nor shall anything in this Agreement operate or be construed or interpreted as to render any party, or any of such party’s Representatives, to be employees, agents, associates, joint ventures or partners of the other party.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS “****”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

G.11	Any notice, requests, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person or sent by overnight courier or registered mail to the party to whom it is directed at its address shown below or such other address as such party shall have last given by notice to the other party. Any such notice, requests, delivery, approval or consent shall be deemed received on the date of facsimile or hand delivery, two (2) business days after deposit with an overnight courier or five (5) business days after the date of the registration receipt provided by the applicable postal authority.

If to Aegis:

Aegis Therapeutics, LLC

11770 Bernardo Plaza Court, Suite 353

San Diego, CA 92128

Attn: Chief Executive Officer

If to Opiant:

Opiant Pharmaceuticals, Inc.,

401 Wilshire Blvd., 12th Floor

Santa Monica, CA 90401

Attn: Chief Executive Officer

G.12	The headings contained in this Agreement do not form a substantive part of this Agreement and shall not be construed to limit or otherwise modify its provisions.

G.13	This Agreement may be executed in counterparts, including via facsimile or .PDF file, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

[Signature Page Follows]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS “****”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective Date.

AGREED:

Aegis Therapeutics, LLC

Name: Ralph R. Barry

Title: Chief Business Officer

Signature:	/s/ Ralph R. Barry

Opiant Pharmaceuticals, Inc.

Authorized Official: Kevin Pollack

Title: CFO & Director

Signature:	/s/ Kevin Pollack

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS “****”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment A – The Study

One or more Intravail® delivery enhancement and/or ProTek® stabilization agents will be used solely for testing of Compound or Additional Compounds, as the case may be, as follows:

List of Aegis Activities

1.	Aegis will supply sufficient quantities of Intravail® or ProTek® to Opiant in order to conduct the Study for both the Compounds and the Additional Compounds as reasonably requested by Opiant.
2.	Aegis will provide such reasonable and necessary technical support including formulation advice as may be requested by Opiant.
3.	****
4.	****

List of Opiant Activities

1.	****
2.	Opiant or Opiant designated contract research organization will formulate Compound or Additional Compounds, as the case may be, with excipients comprising but not limited to those defined as Technology.
3.	****
4.	****

➢	****
➢	****
➢	****
➢	****
➢	****
➢	****

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS “****”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Initial Study Outline.

Further studies potentially to be added

Objective

****

Drug

****

Study Design

****

Subjects

****

Output Data

****

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS “****”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment B - ****